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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Anne S. Budlong, Harry M. Jaffe, Greg Norton-Kidd and Todor Petrov (see biographies below) now serve as Associate Portfolio Managers of the fund. Vincent J. McBride, Todd D. Jacobson and Nancy Nierman continue to serve as Co-Portfolio Managers of the portfolio.

CERTAIN MANAGER BIOGRAPHIES
Anne S. Budlong, Vice President, joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an Assistant Director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

Harry M. Jaffe, Vice President, joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1998 and came to CSAM in 1999 when it acquired Warburg Pincus. Previously, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, before that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

Greg Norton-Kidd, Director, joined CSAM in 1999 from the Flemings group, where he was a senior Japanese equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in Natural Sciences from Cambridge University.
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Todor Petrov, Assistant Vice President, joined CSAM in 1999 after graduating in
May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Mr. Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

Dated: August 27, 2002                                                   16-0802
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